UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            November 2, 2006

                                                                   LINKWELL CORPORATION

(Exact name of registrant as specified in its charter)

FLORIDA                                                                               000-24977                                              65-1053546

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

No. 476 Hutai Branch Road, Baoshan District, Shanghai, China                                                  200436

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (86)21-56689332

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]     Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On November 2, 2006 the Board of Directors of Linkwell Corporation determined that the company's financial statements for the fiscal year ended December 31, 2005, the period ended March 31, 2006 and the period ended June 30, 2006 should no longer be relied upon.

With respect to our financial statements for the fiscal year ended December 31, 2005 and the three months ended March 31, 2006 our Board of Directors has concluded that the company had not:

*            properly accrued undeclared and unpaid cumulative dividends on our Series A Convertible Preferred Stock and Series B 6% Cumulative Convertible Preferred Stock,

*           properly accounted for an annual fixed return of $9,375 paid to a minority shareholder of the company's operating subsidiary, and

*           had not properly accounted for reduction in the amount of $422,705 in the current portion of loans payable at December 31, 2005.

With respect to our financial statements for the six months ended June 30, 2006 our Board of Directors has concluded that the company had not:

*           properly accrued undeclared and unpaid cumulative dividends on our Series A Convertible Preferred Stock and Series B 6% Cumulative Convertible Preferred Stock,

*           properly accounted for an annual fixed return of $9,375 paid to a minority shareholder of the company's operating subsidiary, and

*           properly recorded the minority interest attributable to our subsidiary Likang's minority shareholder.

For fiscal 2005 we are restating our Consolidated Balance Sheet, our Consolidated Statements of Operations, our Consolidated Statements of Cash Flows and our Consolidated Statements of Stockholders' Equity. For the interim period ended March 31, 2006 we are restating our Consolidated Balance Sheet (unaudited) and our Consolidated Statements of Operations (unaudited). For the interim period ended June 30, 2006 we are restating our Consolidated Balance Sheet (unaudited), Consolidated Statement of Operations (unaudited) and Consolidated Statements of Cash Flows (unaudited). These restatements include the following:

Fiscal year ended December 31, 2005

Consolidated Balance Sheet at December 31, 2005:
*	an increase in of $11,240 in current liabilities which reflects an accrued preferred stock dividends payable of $11,240, and
*	an increase of $11,240 in the accumulated deficit at December 31, 2005.

This change resulted in a decrease in our working capital at December 31, 2005 from $2,423,997 to $2,12,757 and a decrease in our total stockholders' equity at December 31, 2005 of $11,240.

Consolidated Statements of Operations for the Fiscal Year Ended December 31, 2005:

*	a decrease in general and administrative expenses for fiscal 2005 of $9,375, and

*	an increase in interest expense - related party of $9,375.

This change resulted in a decrease in our total operating expenses for fiscal 2005, an increase in our income from operations and an increase in our total other expense for the period. The change did not effect our income before discontinued operations, income taxes and minority interest nor did it impact our net income.

Consolidated Statements of Stockholders' Equity for the Fiscal Year Ended December 31, 2005:
*	an increase of $11,240 in our accumulated deficit, and
*	a decrease of $11,240 in our total stockholders' equity at December 31, 2005.

Consolidated Statements of Cash Flows for the Fiscal Year Ended December 31, 2005:

*

Net cash used in operating activities decreased by $422,705 which reflected the reclassification of the reduction in loans payable to cash flows from financing activities which had the effect of reducing our cash used in operating activities from $935,578 for fiscal 2005 to $512,873; and,

*	Net cash provided by financing activities decreased by $422,705 to $1,738,040 which reflects the reclassification of the loan repayments.

Three months ended March 31, 2006

Consolidated Balance Sheet at March 31, 2006 (unaudited):

*	an increase in of $37,874 in current liabilities which reflects an accrued preferred stock dividends payable of $37,874, and
*	an increase of $ 37,874 in the accumulated deficit at December 31, 2005.

This change resulted in a decrease in our working capital at March 31, 2006 from $2,681,684 to $2,643,810 and a decrease in our total stockholders' equity at March 31, 2006 of $37,874.

Consolidated Statements of Operations for the Three Months Ended March 31, 2006 (unaudited):

*	the recognition of cumulative preferred stock dividends of $26,634.

This change resulted in a decrease in our net income attributable to common shareholders of $26,634.

*	an increase in of $37,874 in current liabilities which reflects an accrued preferred stock dividends payable of $37,874, and
*	an increase of $ 37,874 in the accumulated deficit at December 31, 2005.

This change resulted in a decrease in our working capital at March 31, 2006 from $2,681,684 to $2,643,810 and a decrease in our total stockholders' equity at March 31, 2006 of $37,874.

Six Months Ended June 30, 2006

Consolidated Balance Sheet at June 30, 2006 (unaudited):

*	an increase in of $19,315 in current liabilities which reflects an increase in accrued preferred stock dividends payable, and
*	an increase in minority interest of $46,195, and
*	an increase of $70,197 in the accumulated deficit at June 30, 2006.

The increase in preferred stock dividends payable increased of our total current liabilities which resulted in a decrease of our working capital at June 30, 2006 from $2,689,703 to $2,665,641. In addition, the restatement of our Consolidated Balance Sheet at June 30, 2006 included a correction in our accumulated deficit as previously reported from $935,739 to $1,005,936 which resulted in a decrease in our stockholders' equity at June 30, 2006 to $3,347,485.

Consolidated Statements of Operations for the Six Months Ended June 30, 2006 (unaudited):

*	an increase in interest expense - related party of $4,687, and
*	an increase in deemed preferred stock dividends for the six months ended June 30, 2006 of $19,315.

This increase in interest expense - related party resulted in an increase in our total other expense, a decrease in our income before discontinued operations, income taxes and minority interest and a decrease in our income before income taxes and minority interest. The increase in deemed preferred stock dividends for the six months ended June 30, 2006 resulted in a reduction in our net income attributable to common shareholders for the period. In addition, our Consolidated Statement of Operations for the three and six months ended June 30, 2006 contained an error in the recordation of minority interest for each of the respective periods. The correction of this error resulted in a decrease in our net income and a decrease in our net income attributable to common shareholders for each of the periods presented.

Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2006 (unaudited):
*	a decrease in our net income,
*	a decrease in our income from continuing operations,

*

line item changes within net cash provided by continuing operating activities which included an increase in minority interest and a decrease in accounts payable and accrued expenses. These corrections, however, did not change our net cash provided by continuing operating activities for the six months ended June 30, 2006 as previously reported.

Mr. Xuelian Bian, the CEO of Linkwell Corporation, has discussed these matters with Sherb & Co., LLP, the company's independent registered public accounting firm.

Linkwell Corporation has filed amendments to its Annual Report on Form 10-KSB for the year ended December 31, 2005, Quarterly Report on Form 10-QSB for the period ended March 31, 2006 and Quarterly Report on Form 10-QSB for the six months ended June 30, 2006 reflecting these restatements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

LINKWELL CORPORATION

By:_/s/ Xuelian Bian

November 6, 2006	Xuelian Bian, Chief Executive Officer

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